                                                                   Exhibit 10.34

                                    FORM OF
                                ESCROW AGREEMENT

         This ESCROW AGREEMENT ("Agreement") is entered into as of February __, 2001 ("Closing Date"), by and among UbiquiTel Inc., a Delaware corporation ("UbiquiTel Parent"), UbiquiTel Operating Company, a Delaware corporation and wholly-owned subsidiary of UbiquiTel Parent ("UbiquiTel"); First Union National Bank, a national banking association ("Escrow Agent"); Delmar Williams & Associates, L.P., a California limited partnership ("Selling Member"); and Delwyn C. Williams and Marlene G. Williams (collectively, the "Williams Group"); the stockholders of J.H. Evans Co., a California corporation ("Evans") whose names appear on the signature page hereto (the "Evans Stockholders" and collectively the "Evans Group"); The Ponderosa Telephone Co., a California corporation ("PTC"); Instant Phone, LLC, a California limited liability company, Ramyar, LLC, a California limited liability company, and RCBM, LLC, a California limited liability company (collectively the "PCS Group"); Bryan Family, Inc., a California corporation ("Bryan"); Kerman Communications, Inc., a California corporation, Barcus Family Limited Partnership, a California family limited partnership; and S&K Moran Family Limited Partnership, a California family limited partnership (collectively, the "Kerman Group"). The Williams Group, the Evans Group, PTC, the PCS Group, Bryan, and the Kerman Group are referred to individually as an "Indemnitor" and collectively as "Indemnitors."

                                    RECITALS

         A. UbiquiTel Parent, UbiquiTel, the Merger Subs, LLC, the Members, and the Stockholders entered into a Merger Agreement dated as of February __, 2001 ("Merger Agreement") pursuant to which UbiquiTel Parent will acquire all of the Members' Interests. Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings ascribed to them in the Merger Agreement unless the context requires otherwise.

         B. This Escrow Agreement is entered into pursuant to the Merger Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1.       DEPOSIT OF UBIQUITEL STOCK.

                  (a) Concurrent with the Closing, each Indemnitor shall deposit into an account (the "Escrow Account") with the Escrow Agent the number of shares of UbiquiTel Parent common stock, par value $.0005 per share ("Stock") set forth opposite such Indemnitor's name on Exhibit A. The Stock deposited hereby, together with the proceeds thereof and any dividends paid or interest earned thereon, are referred to as the "Escrow Fund." The shares of Stock deposited into escrow by each Indemnitor shall be maintained in a separate subaccount ("Subaccount(s)") for such Indemnitor. The "Proportionate Interest" of each Indemnitor shall be a fraction the numerator of which is the initial value of the shares of Stock in the Subaccount of such Indemnitor as shown on Exhibit A (the "Initial Value") and the denominator of which is the total Initial Value of all shares of Stock in the Subaccounts of all Indemnitors as shown on Exhibit A. The Proportionate Interest shall be fixed as of the date of the Closing Date and shall not vary thereafter.

                  (b) The shares of Stock deposited into the Escrow Account shall be shares subject to the 180-day lock-up period specified in the Lock-up Agreement.

                  (c) An Indemnitor may at any time or from time to time, and upon notice to UbiquiTel, instruct the Escrow Agent to sell shares of Stock in such Indemnitor's Subaccount. If such shares are not then subject to the Lock-Up Agreement, and the sale will not violate applicable securities laws or UbiquiTel Parent policies with respect to insider trading, UbiquiTel shall authorize the Escrow Agent to sell the Stock, in which case the Escrow Agent shall sell the Stock, retain in the Indemnitor's Subaccount such proceeds as shall equal $__________ per share multiplied by the number of shares sold, and deliver any balance (less brokerage commissions and any charges of the Escrow Agent) to the Indemnitor.

                  (d) If at any time the amount of cash held in an Indemnitor's Subaccount equals the Initial Value of such Indemnitor's Subaccount, then, at the request of such Indemnitor, the Escrow Agent shall immediately release to such Indemnitor from its Subaccount any and all Stock held and any and all cash held in excess of cash in the amount of the Initial Value.

         2. INVESTMENT OF THE ESCROW FUND. Any cash that may from time to time be part of the Subaccounts, and all interest earned thereon shall be invested by the Escrow Agent at the written direction of each Indemnitor, provided, however that no investment or reinvestment may be made except in the following:

                  (a) direct general obligations of, or obligations the payment of principal of and interest on which are unconditionally guaranteed by, the United States of America or any agency thereof, maturing within six months from the date of purchase;

                  (b) certificates of deposit or other evidences of indebtedness issued by any bank or savings institution which is insured by the Federal Deposit Insurance Corporation, maturing within six months from the date of purchase, provided that such certificates of deposit or evidences of indebtedness, to the extent they exceed the amounts covered by such insurance, are fully secured by obligations described in clause (a) above;

                  (c) prime commercial paper of companies whose commercial paper is rated A-1 or P-1 by Moody's or Standard & Poor's; and

                  (d) any money market fund substantially all of which is invested in the foregoing investment categories.

                  (e) If Escrow Agent has not received written direction at any time with respect to the investment of cash in a Subaccount, the cash in such Subaccount or such portion thereof as to which no written direction has been received, shall be invested in investments described in (d) above. All assets held under this Agreement shall be registered in the name of Escrow Agent.

         3. DIVIDENDS. Cash dividends on shares of Stock paid to the Escrow Agent with respect to Stock held in Subaccounts shall be distributed to the Indemnitors entitled thereto. Any dividend payable in shares of Stock (whether in the nature of a stock split, stock dividend or recapitalization), shall be added to the Subaccounts and become part of the Escrow Amount.

         4.       DUTIES OF THE ESCROW AGENT.

                  (a) The Escrow Agent shall receive, hold and invest the Escrow Fund pursuant to the terms of this Agreement. On the first anniversary of the Closing under the Merger Agreement, the Escrow Agent shall promptly deliver to each Indemnitor the cash and shares of Stock then held in such Indemnitor's Subaccount less the amounts (if any) reserved against claims made by UbiquiTel pursuant to Section 4(c).

                  (b) At any time prior to the first anniversary date of the Members' Closing, UbiquiTel may give the Escrow Agent and the Indemnitors written notice of any claim for indemnification of Losses under Section 12.2(a)(i) of the Merger Agreement (a "Claim"), which notice (the "Claim Notice") shall describe with particularity the facts on which the Claim is based and the amount (reasonably estimated if necessary), of the Claim. Upon receiving a Claim Notice, the Escrow Agent shall reserve from each of the Subaccounts, in accordance with the Proportionate Interests, the amount of the Claim set forth in the Claim Notice.

                  (c) The Indemnitors shall, within fifteen days after receiving a Claim Notice, notify the Escrow Agent and UbiquiTel in writing whether they acknowledge that the Claim is valid, or dispute the validity of the Claim, or acknowledge that the Claim is valid in part. If the Indemnitors acknowledge that the Claim is valid, in whole or in part, then five (5) days thereafter, the Escrow Agent shall pay to UbiquiTel from the Escrow Fund (charging each Subaccount its Proportionate Interest) the amount reserved for that Claim, or so much of that amount as is undisputed. During such five (5) day period, the Indemnitors shall be entitled to sell shares of Stock (in the manner and subject to the limitations, set forth in Section 1) in order to fund payment of the Claim. If the Escrow Agent is obligated to pay any Claim hereunder, the amount of such Claim shall be paid in accordance with the Proportionate Interest, first from cash held in the Indemnitors Subaccounts, and next from any Stock held in the Indemnitors Subaccounts. If the Indemnitors dispute the validity of a Claim, in whole or in part, the Escrow Agent shall continue to reserve an amount of the Escrow Fund equal to the amount specified in that Claim Notice (or such lesser amount as is in dispute) until the Escrow Agent receives either (i) a joint written direction from UbiquiTel, and the Indemnitors with respect to the disposition of the Claim or
(ii) an order from a court of competent jurisdiction directing disbursement.

         5. OPERATIONS. The Indemnitors, UbiquiTel Parent and UbiquiTel hereby agree with the Escrow Agent that:

                  (a) The Escrow Agent shall have no duties or responsibilities except as expressly provided for in this Agreement.

                  (b) The Escrow Agent shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Agreement or any document or security deposited hereunder or any endorsement thereon or assignment thereof.

                  (c) The Escrow Agent shall not be responsible for the sufficiency, genuineness or validity of or title to any document or security deposited or to be deposited with it pursuant to this Agreement or of any endorsement thereon or assignment thereof.

                  (d) The Escrow Agent may rely upon any instrument or writing believed by it to be genuine and sufficient and properly presented, and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof.

                  (e) The Escrow Agent shall not be liable or responsible for any act it may do or omit to do in the exercise of reasonable care.

                  (f) In case any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon under any order of any court or the delivery thereof shall be stayed or enjoined by any order of any court, or any other order, judgment or decree shall be made or entered by any court affecting such property or any part thereof or any acts of the Escrow Agent (collectively an "Action"), the Escrow Agent is hereby authorized, in its exclusive discretion, and after reasonable advanced written notice to the Stockholders, Selling Member and to UbiquiTel, to obey and comply with all writs, orders, judgments, or decrees so entered or issued, whether with or without jurisdiction, and, if the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto, their successors, heirs or personal representatives or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated. The Escrow Agent shall notify the Indemnitors promptly upon the occurrence of any Action.

                  (g) UbiquiTel Parent, UbiquiTel, the Stockholders and Selling Member jointly and severally agree to indemnify and hold Escrow Agent harmless from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorneys' fees) that may arise out of or in connection with Escrow Agent's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where Escrow Agent has been guilty of gross negligence or willful misconduct.

         6.       MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other persons shall have any rights herein.

                  (b) This Agreement may be executed and endorsed in one or more counterparts and each of such counterparts shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  (c) All fees and expenses of the Escrow Agent hereunder shall be paid by one-half by UbiquiTel and one-half by the Indemnitors, provided that all fees and expenses reasonably incurred by the Escrow Agent in connection with any litigation hereunder shall be paid by the party obligated for the cost of such litigation.

                  (d) A successor Escrow Agent may be appointed at any time by mutual agreement of the Stockholders, Selling Member and UbiquiTel.

                  (e) The Escrow Agent agrees to hold the assets of the Escrow Fund in segregated and separate Subaccounts, outside the reach of its general creditors.

                  (f) Any notice, statement or other communication which is required hereunder, including Claim Notices, shall be in writing and shall be sufficient in all respects if delivered in the manner and to the addresses stated in the Merger Agreement, except that any notice to the Escrow Agent shall be given to: First Union National Bank, Attention: Corporate Trust Department, 800 East Main Street, Lower Mezzanine, Richmond, Virginia 23219.

                  (g) The validity, enforcement and construction of this Agreement shall be governed by the laws of the State of Delaware and all disputes hereunder shall be brought in the federal or state courts of that State.

                  (h) Each of the parties hereto agrees to cooperate with the other parties hereto in effectuating this Agreement and to execute and deliver such further documents or instruments and to take such further actions as shall be reasonably requested in connection therewith.

                  (i) If any one or more provisions in this Agreement, for any reason, shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not be in any way impaired.

                  (j) The Escrow Agent may resign as such by delivering written notice to that effect at least 30 days prior to effective date of such resignation to UbiquiTel, the Stockholders and the Selling Member. UbiquiTel, the Stockholders and the Selling Member, acting jointly, may terminate the Escrow Agent from its position as such by delivering to the Escrow Agent written notice to that effect executed by UbiquiTel, the Stockholders and the Selling Member at least 30 days prior to the effective date of such termination. In the event of such resignation or termination of the Escrow Agent, a successor Escrow Agent shall be appointed by mutual agreement between UbiquiTel, the Stockholders and the Selling Member. From and after the appointment of a successor Escrow Agent pursuant to this Section 6(j), all references herein to the Escrow Agent shall be deemed to be to such successor Escrow Agent.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this ESCROW AGREEMENT as of the date first set forth above.

                                  UBIQUITEL INC.

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  UBIQUITEL OPERATING COMPANY

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  FIRST UNION NATIONAL BANK

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  DELMAR WILLIAMS & ASSOCIATES, L.P.

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:


                                  --------------------------------------------
                                  DELWYN C. WILLIAMS


                                  --------------------------------------------
                                  MARLENE G. WILLIAMS

                                  J.H. EVANS INC.

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  THE PONDEROSA TELEPHONE CO.

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:






                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have executed this ESCROW AGREEMENT as of the date first set forth above.


                                  RCBM, LLC

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  RAMYAR, LLC

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  INSTANT PHONE, LLC

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  BRYAN FAMILY, INC.

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  KERMAN COMMUNICATIONS, INC.

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  BARCUS FAMILY LIMITED PARTNERSHIP

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  S&K MORAN FAMILY LIMITED PARTNERSHIP

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:















                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this ESCROW AGREEMENT as of the date first set forth above.

                                  IRREVOCABLE TRUST UNDER THE WILL OF
                                  JOHN H. EVANS

                                           By:
                                              -------------------------------
                                           Name:  JANE B. VILAS
                                           Title: TRUSTEE

                                  J.H. EVANS FAMILY LIMITED
                                  PARTNERSHIP

                                           By:
                                              -------------------------------
                                           Name:  JANE B. VILAS
                                           Title: GENERAL PARTNER

                                  JANE BLAIR VILAS 1990 TRUST

                                           By:
                                              -------------------------------
                                           Name:  JOHN H. EVANS, JR.
                                           Title: TRUSTEE

                                           By:
                                              -------------------------------
                                           Name:  DANNA JANE HOLMES
                                           Title: TRUSTEE

                                  THE DAN AND DANNA HOLMES
                                  CHARITABLE REMAINDER TRUST II

                                           By:
                                              -------------------------------
                                           Name:  DAN HOLMES
                                           Title: TRUSTEE

                                           By:
                                              -------------------------------
                                           Name:  DANNA JANE HOLMES
                                           Title: TRUSTEE

                                           By:
                                              -------------------------------
                                           Name:  VAN NEWELL
                                           Title: SPECIAL TRUSTEE












                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this ESCROW AGREEMENT as of the date first set forth above.

                                           THE JOHN AND WENDY EVANS
                                           CHARITABLE REMAINDER TRUST II

                                           By:
                                              -------------------------------
                                           Name:  JOHN H. EVANS, JR.
                                           Title: TRUSTEE

                                           By:
                                              -------------------------------
                                           Name:  WENDY EVANS
                                           Title: TRUSTEE

                                           By:
                                              -------------------------------
                                           Name:  VAN NEWELL
                                           Title: SPECIAL TRUSTEE






















                      [SIGNATURE PAGE TO ESCROW AGREEMENT]